American Mutual Fund®
EuroPacific Growth Fund®
New Perspective Fund®, Inc.
New World Fund®, Inc.

Prospectus Supplement

July 18, 2012
(for prospectuses dated January 1, 2012, June 1, 2012 and December 1, 2011)

1.Applicable to American Mutual Fund: The second paragraph under the heading "Investment adviser" in the "Management and organization" section of the Prospectus is amended in its entirety to read as follows:

Effective September 1, 2012, Capital Research and Management Company will manage equity assets through three equity investment divisions and fixed-income assets through its fixed-income division. The three equity investment divisions will make investment decisions on an independent basis and will include Capital Research and Management Company’s current equity investment divisions, Capital World Investors and Capital Research Global Investors. William L. Robbins and Dylan J. Yolles, portfolio counselors in the fund, will continue to manage fund assets; however, they will be part of the third equity investment division of Capital Research and Management Company beginning September 1, 2012.

2.Applicable to EuroPacific Growth Fund, New Perspective Fund, Inc., and New World Fund, Inc.: The second paragraph under the heading "Investment adviser" in the "Management and organization" section of the Prospectus is amended in its entirety to read as follows:

Effective September 1, 2012, Capital Research and Management Company will manage equity assets through three equity investment divisions and fixed-income assets through its fixed-income division. The three equity investment divisions will make investment decisions on an independent basis and will include Capital Research and Management Company’s current equity investment divisions, Capital World Investors and Capital Research Global Investors. Robert W. Lovelace, a portfolio counselor in the fund, will continue to manage fund assets; however, he will be part of the third equity investment division of Capital Research and Management Company beginning September 1, 2012.

3.The third paragraph under the heading "Investment adviser" in the "Management and organization" section of the Prospectus is amended in its entirety to read as follows:

The investment divisions may, in the future, be incorporated into wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed-income division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have applied to the U.S. Securities and Exchange Commission for an exemptive order that would give Capital Research and Management Company the authority to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders approved this arrangement at a meeting of the fund’s shareholders on November 24, 2009. There is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority, if granted, under an exemptive order.

Keep this supplement with your prospectus

MFGEBS-050-0712P  Printed in USA  CGD/AFD/10039-S34594  [Recycled bug] Printed on recycled paper

Statement of Additional Information Supplement
July 18, 2012

For the following funds with statements of additional information dated September 1, 2011 – July 1, 2012 (each as supplemented to date)

AMCAP Fund®
American Balanced Fund®
American Funds College Target Date SeriesSM
American Funds Global Balanced FundSM
The American Funds Income SeriesSM
American Funds Money Market Fund®
American Funds Mortgage Fund®
American Funds Portfolio SeriesSM
American Funds Short-Term Tax-Exempt Bond Fund®
American Funds Target Date Retirement Series®
American Funds Tax-Exempt Fund of New York®
The American Funds Tax-Exempt Series ISM
The American Funds Tax-Exempt Series IISM
American High-Income Municipal Bond Fund®
American High-Income Trust®
American Mutual Fund®
The Bond Fund of America®
Capital Income Builder®
Capital World Bond Fund®
Capital World Growth and Income Fund,® Inc.
EuroPacific Growth Fund®
Fundamental InvestorsSM
The Growth Fund of America,® Inc.
The Income Fund of America®
Intermediate Bond Fund of America®
International Growth and Income FundSM
The Investment Company of America®
Limited Term Tax-Exempt Bond Fund of America®
The New Economy Fund®
New Perspective Fund,® Inc.
New World Fund,® Inc.
Short-Term Bond Fund of America®
SMALLCAP World Fund,® Inc.
The Tax-Exempt Bond Fund of America®
Washington Mutual Investors FundSM

The first paragraph under the heading “Investment adviser” in the “Management of the fund/series” section of the statement of additional information is amended in its entirety to read as follows:

Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA  90071 and 6455 Irvine Center Drive, Irvine, CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Effective September 1, 2012, Capital Research and Management Company will manage equity assets through three equity investment divisions and fixed-income assets through its fixed-income division. The three equity investment divisions will make investment decisions on an independent basis and will include Capital Research and Management Company’s current equity investment divisions, Capital World Investors and Capital Research Global Investors, and a third equity investment division. Portfolio counselors in the third equity investment division will rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company.

Keep this supplement with your statement of additional information.